Exhibit 10.3

ALLIED ESPORTS ENTERTAINMENT, INC.

April 24, 2020

VIA EMAIL

Frank Ng

Frank Ng Frank@alliedesports.com

Re:	Employment Agreement

Reference is made to that certain Employment Agreement dated effective September 20, 2019 between Allied Esports Entertainment, Inc., a Delaware corporation (the “Company”) and you (the “Employment Agreement”). By executing below, you agree that your current annual base salary of $300,000, will be reduced to an annual base salary of $60,000, effective May 1, 2020, for the following six-month period.

Sincerely,

/s/ Adam Pliska
Adam Pliska, President

ACKNOWLEDGED:

/s/ Frank Ng
Frank Ng